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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation, by reference, of our report included in this Annual Report on form 11-K into the Warwick Valley Telephone Company Registration Statement No. 333-64799 on Form S-8.





Syracuse, New York
June 28, 2002


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